UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2016

Accuride Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 962-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events

On October 19, 2016, Accuride Corporation (the “Company”) issued a press release announcing that it has commenced a tender offer and consent solicitation (the “Tender Offer”) for any and all of its outstanding $310.0 million aggregate principal amount of 9.5% First Priority Senior Secured Notes due 2018 (the “Notes”). The tender offer is conditioned upon the satisfaction of certain conditions, including (i) the consummation of the proposed merger contemplated by the Agreement and Plan of Merger, dated September 2, 2016, by and among the Company, Armor Parent Corp. and Armor Merger Sub Corp. (such merger, the “proposed merger transaction” and such agreement, the “Merger Agreement”), (ii) the incurrence of indebtedness by the Company having an aggregate principal amount (including availability of revolving commitments) of not less than $300.0 million and (iii) other customary conditions as set forth in the Offer to Purchase and Consent Solicitation Statement prepared in connection with the Tender Offer. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this report and in Exhibit 99.1 is being furnished and not filed for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in this report and in Exhibit 99.1 shall not constitute an offer to sell or a solicitation of an offer to purchase any Notes.

The information contained in this report and in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company may make from time to time, by press release or otherwise. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger transaction. The Company filed a definitive proxy statement and related materials with the SEC on October 17, 2016 for its special meeting of stockholders in connection with the proposed merger transaction. The definitive proxy statement contains important information about the proposed merger transaction and related matters. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARMOR PARENT CORP., ARMOR MERGER SUB CORP. AND THE PROPOSED MERGER TRANSACTION. Investors may obtain a free copy of these materials and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.accuridecorp.com or by sending a written request to the Company at 7140 Office Circle, Evansville, Indiana 47715, Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger transaction is set forth in the definitive proxy statement. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger transaction is set forth in the definitive proxy statement. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders (the “2016 Proxy Statement”), which was filed with the SEC on March 18, 2016. To the extent that holdings of the Company’s securities have changed since the amounts set forth in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements:

This Current Report on Form 8-K and Exhibit 99.1 hereto contain “forward-looking statements” within the meaning of the U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed merger transaction and the ability to consummate the proposed merger transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain stockholder approval for the proposed merger transaction; (2) the conditions to the closing of the proposed merger transaction may not be satisfied and required regulatory approvals may not be obtained; (3) the proposed merger transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the proposed merger transaction; (5) the outcome of any legal proceedings related to the proposed merger transaction; (6) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) risks that the proposed merger transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger transaction; (9) the failure by Armor Parent Corp. or Armor Merger Sub Corp. to obtain the necessary debt and equity financing arrangements set forth in the commitment letters received in connection with the proposed merger transaction; and (10) other risks to consummation of the proposed merger transaction, including the risk that the proposed merger transaction will not be consummated within the expected time period or at all. If the proposed merger transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The foregoing review of important factors that could cause actual results to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 (the “Annual Report”), the Definitive Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Shareholders (the “Annual Meeting Proxy”), the Definitive Proxy Statement on Schedule 14A for its Special Meeting of Stockholders (the “Special Meeting Proxy”) and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not intend, and assumes no obligation, to update any forward-looking statements. The Company’s filings with the SEC, including the Annual Report, the Annual Meeting Proxy, the Special Meeting Proxy and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, are available on the SEC’s website at www.sec.gov.

Item 9.01.          Financial Statements and Exhibits

(d)	Exhibits

99.1
Press Release, dated October 19, 2016, entitled “Accuride Corporation Announces Commencement of Tender Offer and Consent Solicitation for Cash for Any and All of Its 9.5% First Priority Senior Secured Notes Due 2018”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

	By:	/s/ Stephen A. Martin
	Name:	Stephen A. Martin
	Title:	Senior Vice President / General Counsel

Dated: October 19, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1
Press Release, dated October 19, 2016, entitled “Accuride Corporation Announces Commencement of Tender Offer and Consent Solicitation for Cash for Any and All of Its 9.5% First Priority Senior Secured Notes Due 2018”.